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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 2, 2002

                              --------------------

                                    ICO, INC.
             (Exact name of registrant as specified in its charter)


            TEXAS                    0-10068                  76-0566682
(State or other jurisdiction     (Commission File          (I.R.S. Employer
      of incorporation)              Number)              Identification No.)

                              5333 WESTHEIMER ROAD
                                    SUITE 600
                              HOUSTON, TEXAS 77056
              (Address of principal executive offices and zip code)

                                 (713) 351-4100
              (Registrant's telephone number, including area code)


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ITEM 5.           OTHER EVENTS.

         On July 2, 2002, ICO, Inc. (the "Company") entered into a purchase agreement with Varco International, Inc. relating to the sale of substantially all of the Company's oilfield service business, a copy of which is attached as
Exhibit 10.1 to this Current Report on Form 8-K. A copy of the Company's press release announcing this transaction is also attached to this Current Report as
Exhibit 99.1.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (c)      Exhibits

         Exhibit               Description

         10.1 Purchase Agreement dated July 2, 2002, by and among Varco International, Inc., Varco L.P., Varco Coating Ltd., as Buyers, and ICO, Inc. ICO Global Services, Inc., ICO Worldwide, Inc., ICO Worldwide Tubular Services Pte Ltd., The Innovation Company, S.A. de C.V. and ICO Worldwide (UK) Ltd, as Sellers.

         99.1                  Press Release dated July 3, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ICO, INC.

Date:  July 3, 2002

                                    By:    /s/ Jon C. Biro
                                           --------------------------------
                                    Name:  Jon C. Biro
                                    Title: Chief Financial Officer and Treasurer


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                                  EXHIBIT INDEX

         Exhibit
         Number                Description
         ------                -----------
         10.1                  Purchase Agreement dated July 2, 2002, by and
                               among Varco International, Inc., Varco L.P.,
                               Varco Coating Ltd., as Buyers, and ICO, Inc. ICO
                               Global Services, Inc., ICO Worldwide, Inc., ICO
                               Worldwide Tubular Services Pte Ltd., The
                               Innovation Company, S.A. de C.V. and ICO
                               Worldwide (UK) Ltd, as Sellers.

         99.1                  Press Release dated July 3, 2002.